UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): October 20, 2026

Interparfums, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-16469	13-3275609
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

551 Fifth Avenue, New York, NY 10176
(Address of Principal Executive Offices)

212.983.2640
(Registrant’s Telephone number, including area code)

   (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $.001 par value per share	IPAR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Conditions

Certain portions of our press release dated October 20, 2026, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein, and are filed pursuant to this Item 2.02. They are as follows:

•         The 1st, 2nd (consisting of a table), 3rd, 5th through 8th and 11th through 14th full paragraphs relating to net sales for the third quarter and nine (9) months ended September 30, 2026

•         Parts of the 9th relating to net sales for the third quarter and nine (9) months ended September 30, 2026

Item 7.01 Regulation FD Disclosure

Certain portions of our press release dated October 20, 2026, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein, and are filed pursuant to this Item 7.01. They are as follows:

•         The 4th paragraph relating to the Company’s future success due to global brand portfolio, brand strength across key brands and markets, anticipated partnerships and licensing agreements, a promising 2026 holiday season and new launches and blockbusters slated for 2027

•         Portion of the 9th paragraph relating to Lacoste’s marketing plans and innovations for 2027 and beyond

•         Portion of the 10th paragraph relating to supply chain disruptions leading to gift set sales to be recognized in the 4th quarter of 2026

•         The 15th paragraph relating to the Company’s positive outlook for 2027

•         Portion of the 16th paragraph relating to the Company’s plans to release its earnings for the three and nine months ended September 30, 2026 on Wednesday, November 4, 2026

•         Portion of the 16th paragraph and the 17th through 19th full paragraphs relating to the conference call scheduled for November 5, 2026

•         The 22nd paragraph relating to forward-looking information

•         The balance of such press release not otherwise incorporated by reference in 2.02

Item 9.01 Financial Statements and Exhibits

99.1	Our press release dated October 20, 2026

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: October 20, 2026

Interparfums, Inc.

By:	/s/ Michel Atwood
Michel Atwood,
Chief Financial Officer